QUAKER® INVESTMENT TRUST	Supplement dated September 29, 2008

To the Statement of Additional Information for the
QUAKER MID-CAP VALUE FUND (THE “FUND”)
Dated October 29, 2007 (as Amended June 17, 2008)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

On August 22, 2008, the Quaker Investment Trust’s Board of Trustees approved the hiring of Kennedy Capital Management, Inc. as investment sub-adviser to the Fund and approved the termination of Global Capital Management, Inc. as investment sub-adviser to the Fund.

Effective October 1, 2008, information pertaining to Global Capital Management, Inc. and its management of the Fund is deleted from the Statement of Additional Informations.

Effective October 1, 2008, the following is added to the section entitled, “Investment Sub-Advisers” on page 20 of the Statement of Additional Information:

Kennedy Capital Management, Inc. (KCM), located at 10829 Olive Boulevard, Suite 100, St. Louis, MO 63141, serves as the sub-adviser to Quaker Mid-Cap Value Fund. Founded in 1980, KCM is registered as an investment adviser with the SEC under the Advisers Act, and specializes in small and mid cap domestic equities. As of June 30, 2008, the firm had approximately $3.7 billion of assets under management and it is 99% employee owned.

The following table shows the fees payable to the respective sub-advisers by the Adviser for investment subadvisory services rendered to each Fund managed by a sub-adviser:

Name of Fund	Name of Sub-Adviser	Annual Fee Rate, as a percentage of average daily net assets
Quaker Mid-Cap Value Fund	Kennedy Capital Management, Inc.	See below

Quaker Mid-Cap Value Fund - subadvisory fees equal to an annual rate of:

0.75 % of the average daily net assets of the Fund on assets up to $50 million; and
0.70 % of the average daily net assets of the Fund on assets above $50 million.

QKSIKCM 0920008

Effective October 1, 2008, the following is added to the section entitled, “Portfolio Managers” on page 21 of the Statement of Additional Information:

NAME OF PORTFOLIO MANAGER	DOLLAR RANGE OF INVESTMENTS IN EACH FUND(1)
QUAKER MID-CAP VALUE FUND (Kennedy Capital Management, Inc., sub-adviser) Joseph Kinnison, CFA	None

Effective October 1, 2008, the following is added to the section entitled, “Compensation of Portfolio Managers” on page 21 of the Statement of Additional Information:

KCM
Portfolio managers are compensated through the combination of a base salary with an incentive bonus tied to a proprietary formula, linked to outperformance of their respective benchmark (on a one-year basis) and a peer group of investment managers (on a three-year basis).

Effective October 1, 2008, the following is added to the section entitled, “Adviser/Sub-Advisers Proxy Voting Policies and Procedures” on page 56 of the Statement of Additional Information:

Kennedy Capital Management, Inc.
Proxy Voting Policy

Rule 206(4)-6 of the Advisers Act sets forth the conditions under which advisers owe a fiduciary obligation with respect to each client for which it exercises investment discretion, including the authority and responsibility to vote proxies. Advisers with proxy voting authority must monitor corporate developments and, where appropriate, vote proxies. In addition, advisers must cast proxy votes solely in the best interest of its clients.

Kennedy Capital Management, Inc. (the “Firm”) has adopted the following policies with respect to voting proxies on behalf of its clients:

1.
This written proxy voting policy, which may be updated and supplemented from time to time, will be provided to each client for which the Firm has been delegated the authority or responsibility to vote proxies;

2.	Clients will be advised about how to obtain a copy of the proxy voting policy and information about how their securities were voted;
3.	The proxy voting policy is consistently applied and records of votes maintained for each client. Exception reports are prepared when proxies are voted other than within the written policy;
4.	The Firm documents the reasons for voting, including exceptions;
5.	The Firm maintains records of such votes cast and client requests for proxy voting information for inspection by the client or governmental agencies;
6.	The Firm monitors such voting for any potential conflicts with the interests of its clients; and
7.
The Firm maintains systems to ensure that material conflicts will be resolved prior to voting, documenting in each case that its good faith determination was based on the clients’ best interests and did not result from the conflict.

The Firm votes all proxies from a specific issuer the same way for each client absent specific voting guidelines from a client. Clients are permitted to place reasonable restrictions on the Firm’s voting authority in the same manner that they may place restrictions on the actual selection of account securities. In order to facilitate this proxy voting process, Proxy Governance, Inc. (“PGI”) has been retained as an expert in the proxy voting and corporate governance area to assist in the due diligence process related to making appropriate proxy voting decisions.

Conflicts of Interests

The Firm is an investment adviser to pension plans, public and private companies, mutual funds and individual investors. The management fees collected from such clients are the Firm’s principal source of revenue. With respect to the fees paid to it for advisory services rendered, conflicts of interest may occur when the Firm must vote on ballot items of the public companies for which it manages the pension plan assets and, in certain cases, the Firm may have a relationship with the proponents of proxy proposals or participants in proxy contests.

To the extent that such conflicts occur, the Firm will generally follow the recommendation of the proxy voting service to ensure that the best interests of its clients are not subordinated to the Firm’s interests. The Firm may, in selected matters, disclose conflicts to its board of directors to obtain guidance to vote proxies. Routine matters shall not constitute a material conflict with respect to this procedure.

Consistent with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, the Firm directs execution of client transactions to selected brokers in recognition of their furnishing investment research service. The availability of such research may create a conflict between the interests of the client in obtaining the lowest cost execution and the Firm’s interest in obtaining the service.

Proxy Governance, Inc. (“PGI”)

PGI is an independent proxy advisory firm and registered investment adviser that specializes in providing a variety of fiduciary level, proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Firm include in-depth research, analysis, and voting recommendations as well as reporting, auditing, and consulting assistance for the handling of proxy voting responsibilities.

PGI also provides the Firm with reports that reflect proxy voting activities of client portfolios. The Firm uses this information for appropriate monitoring of such delegated responsibilities. The Firm may, under soft dollar arrangements, pay for no more than the cost allocated to research services for such uses (“mixed-use” services). The cost of that portion of the services that does not constitute “research” for the purposes of Section 28(e) is reimbursed to the broker-dealer provider.

Management Proposals:

I. When voting on ballot items which are fairly common management-sponsored initiatives certain items are generally, although not always, voted affirmatively.

-	“Normal” elections of directors

-	Approval of auditors/CPA

-	Directors’ liability and indemnification

-	General updating/corrective amendments to charter

-	Elimination of cumulative voting

-	Elimination of preemptive rights

II. When voting items which have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively.

-	Capitalization changes which eliminate other classes of stock and voting rights

-	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization

-	Stock purchase plans with an exercise price of less than 85% of fair market value

-	Stock option plans that are incentive-based and not excessive

-	Other stock-based plans which are appropriately structured

-	Reductions in supermajority vote requirements

-	Adoption of anti-greenmail provisions

III. When voting items that have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management-sponsored initiative.

-	Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders

-	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

-	Classified boards of directors

-	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

-	Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions

-
Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders

-
Restrictions related to social, political, or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact

-	Proposals which require inappropriate endorsements or corporate actions

Active Communications With Corporate Management

The Firm has actively voted against management-sponsored initiatives where appropriate. This is the most direct communication of the fiduciary voters’ concerns in some instances. Additional actions can or have included direct meetings with corporate representatives, conference calls, inquiries through third parties and, on occasion, letter writing. Participation in a number of forums where the Firm can meet and discuss issues with corporate representatives includes conferences, seminars, user workshops, and other forums. The Firm provides its policies to each client for which the Firm has been delegated the authority or responsibility to vote proxies and others, upon request.

The Firm has historically, and will in the future, review the proxy process for ERISA funds to have two operative principles:

-	Our duty of loyalty: What is the best interest of the fund beneficiaries, are their rights or ability to act being altered by this vote, is it other than beneficial;

-
Our duty of prudence: Is the action proposed other than in the long-term financial interest of the fund? If an issue is reviewed and found to be basically “ERISA-neutral,” less concern is possibly warranted than when it has a potential substantive adverse financial or best interest impact.

To date, the Firm has been an active shareholder in the context of the proxy process and, when appropriate or necessary, has engaged in conversations with management and/or those who monitor the company. The Firm will continue to carry out a detailed assessment of a company when evaluating areas of concern.

The Firm has not, to date, actively considered filing shareholder proposals or writing letters to companies on a regular basis. These activities and others which could be considered expressions of activism are not under consideration at this time. Should a particular equity company become a concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Participation in national forums and contacts with corporate representatives will also continue. A more individualized approach could evolve if these methods are not satisfactory in the context of a particular company. With numerous stocks to monitor and vote for client portfolios, the Firm recognizes it is not feasible or appropriate to be in active communication with 100% of companies.

As a result, it is believed that the current use of outside and internal resources to provide some economies of scale and to more quickly identify concerns is an effective and appropriate use of time and assets in the management process. The final and perhaps most valuable tool the Firm can use in the process of being an active and involved fiduciary remains the weight of its vote and, through that vote, we believe we can play a significant role in bringing concerns to corporate management on behalf of our clients.